                                                                    Exhibit 10.6

                                                              Number: C-97-01332
                                                          Renewal of: C-96-01332



REASSURED:     NATIONAL INSURANCE GROUP COMPANIES
               GREAT PACIFIC INSURANCE COMPANY
               South San Francisco, California

CONTRACT:      FIRST PROPERTY PER RISK EXCESS OF LOSS REINSURANCE CONTRACT
               Effective January 1, 1997

BUSINESS
COVERED: Business produced by Fastrac Systems, Inc. of Bellevue, Washington, and produced by M.A. Speizer & Co., Inc. or any other of the National Insurance Group Companies of South San Francisco, California on behalf of the Reassured and classified as:

               Coverage A: Dwelling Fire, Fire, Extended Perils, Special Form
                           on Interim Coverage policies, Forced Order policies, Real-Estate Owned (REO) policies, Personal Article Floaters, Personal Lines, Watercraft and Private Passenger Planes, Force Placed Property and/or Blanket Mortgage Security Insurance.

               Coverage B: Comprehensive Personal Liability (Section II
                           Liability), including, but not limited to, General Bodily Injury and Property Damage Liability, Medical Payments and Third Party Liability Coverages which may be written in conjunction with the Reassured's Coverage A Policies.

TERM AND
CANCELLATION:  The term of this Contract shall be from January 1, 1997 to
               January 1, 1998, both days at 12:01 a.m., Local Standard Time (Local Standard Time being that time which applies in the area where the risk is located) for losses occurring on new, renewal and in force policies.

               In the event of cancellation, all cessions with an effective date prior to the date of termination of this Contract shall remain in full force and shall continue to be covered hereunder for a period of up to one year subsequent to the date of termination.

               The Reassured shall have the option to waive the run-off provision and the reinsurance premium shall be adjusted on the gross earned premium income as of the date and time of cancellation. In such event, the Reinsurer shall not be liable as respects losses occurring subsequent to the effective date and time of cancellation.

TERRITORY:     This reinsurance shall cover wherever the Reassured's policies apply.

                                                              Number: C-97-01332
                                                          Renewal of: C-96-01332



RETENTION
AND LIMIT:      Coverage A:

                  100% of $2,000,000 excess of $500,000 on any one risk, in any one loss occurrence, subject to a maximum recovery of 100% of $4,000,000 any one loss occurrence. Limits include affiliated coverages.

                  Affiliated coverages shall mean appurtenant structures, living expenses and shrubbery.

                Coverage B:

                  100% of $90,000 excess of $10,000 each occurrence.

                  Allocated loss adjustment expenses pro rata in addition.

REINSTATEMENTS:   Unlimited reinstatements without charge.

REINSURANCE
RATE:             0.83% of Gross Earned Premium Income.

MINIMUM
AND DEPOSIT
PREMIUM: Deposit Premium of $175,000 payable in advance in equal quarterly installments. Annual minimum premium of $157,500. Subject to annual adjustment.

EXCLUSIONS:     A. Business classified as Ocean Marine except for personal lines watercraft physical damage not to exceed $100,000 any one risk;

                B. Personal Accident, Health, Surety and Fidelity, Workers'
                   Compensation, and all classes of Casualty;

                C. Financial and Insolvency guarantees;

                D. Aviation business except for physical damage on private planes not to exceed $100,000 any one risk;

                E. Automobile business;

                F. Inland Marine policies covering railroad rolling stock, streamlined trains, negative films, registered mail, jewelers block, animal mortality, offshore drilling rigs;

                                                              Number: C-97-01332
                                                          Renewal of: C-96-01332



                  G. Excess of Loss Reinsurance and reinsurance accepted under obligatory reinsurance treaties except for business produced by Fastrac Systems, Inc. of Bellevue, Washington, and by M.A. Speizer & Co., Inc. or any other of the National Insurance Group companies of South San Francisco, California;

                  H.  Hail damage to growing/standing crops;

                  I.  Flood insurance when written as such;

                  J. Pools, Associations or Syndicates as per Exclusion Clause attached (amended to include coverage for the California Fair Plan);

                  K.  Insolvency Funds as per Exclusion Clause attached;

                  L. Loss or damage occasioned by invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law or confiscation by order of any government or public authority, as excluded under a standard policy containing a Standard War Exclusion Clause;

                  M. Nuclear Incident as per Nuclear Incident Exclusion Clause Physical Damage - Reinsurance - (USA & Canada) attached;

                  N.  Nuclear Incident as per Nuclear Incident Exclusion Clause
                      - Liability - Reinsurance - (USA & Canada) attached;

                  O.  See page and Pollution as per ISO wording, or so deemed;

                  P.  Transmission and Distribution Lines.

GENERAL
CONDITIONS:       Definition of Loss Occurrence Clause (Property and Casualty
                      Business) as per the attached Exhibit A
                  Extra Contractual Obligations (100%)
                  Excess of Policy Limits (100%)
                  Definition of Net Loss Clause
                  Net Retained Lines Clause (All recoveries received from the
                      Florida Hurricane Fund will be retained net by the Reassured, down to a net occurrence loss to the Reassured of $250,000, after which any additional recoveries will inure to this Contract by reducing the gross loss subject to this program.)
                  Notice of Loss and Loss Settlement
                  Currency Clause
                  Tax Provisions Clause
                  Access to Records Clause

                                                              Number: C-97-01332
                                                          Renewal of: C-96-01332



                  Errors and Omissions Clause
                  Insolvency Clause
                  Arbitration Clause
                  Service of Suit Clause
                  Towers Perrin Reinsurance Reserves Clause which complies with requirements of New York, California, and other states
                  Towers Perrin Reinsurance Intermediary Clause

WORDING:          As per the expiring Contract.

REINSURERS:       100% placement through Towers Perrin Reinsurance.

                  See attached Schedule for listing of Reinsurers and their respective participations.

                  Note:

                  1. The financial statements of participating Reinsurers will be furnished upon request.

                  2. Towers Perrin Reinsurance has no ownership interest in or control of:

                       -   any Reinsurer subscribing to this reinsurance.

                       - any underwriting agent or correspondent intermediary involved in this reinsurance.

                  3. Towers Perrin Reinsurance has on file written evidence from any Reinsurer whose participation in this reinsurance was authorized by a representative other than an employee. This written evidence states the representative's authority to bind the participation of such Reinsurer.

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-97-01332

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

           FIRST PROPERTY PER RISK EXCESS OF LOSS REINSURANCE CONTRACT


Direct Placement through Towers Perrin Reinsurance                    Share
--------------------------------------------------                    -----

Constitution Reinsurance Corporation                                  20.00%
New York, New York
FEIN# 13-5009848
NAIC# 21032

Continental Casualty Company                                           7.00%
Chicago, Illinois
FEIN# 36-2114545
NAIC# 20443

Employers Mutual Casualty Company                                      1.50%
Des Moines, Iowa
FEIN# 42-0234980
NAIC# 21415

First Excess & Reinsurance Corporation                                 5.00%
Jefferson City, Missouri
FEIN# 43-1037123
NAIC# 32018

Folksamerica Reinsurance Company                                       5.00%
New York, New York
FEIN# 13-2997499
NAIC# 38776

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-97-01332


Direct Placement through Towers Perrin Reinsurance                     Share
--------------------------------------------------                     -----

The Hanover Insurance Company                                          5.00%
Bedford, New Hampshire
FEIN# 13-5129825
NAIC# 22292
through Allmerica Re,
a division of The Hanover Insurance Company
Florham Park, New Jersey

Hartford Fire Insurance Company                                        7.00%
Hartford, Connecticut
FEIN# 06-0383750
NAIC# 19682
through Hartford Re Management Company
Hartford, Connecticut

PMA Reinsurance Corporation                                            6.00%
Philadelphia, Pennsylvania
FEIN# 23-2153760
NAIC# 39675

Republic Western Insurance Company                                     3.00%
Phoenix, Arizona
FEIN# 86-0274508
NAIC# 31089

St. Paul Fire and Marine Insurance Company                            10.00%
St. Paul, Minnesota
FEIN# 41-0406690
NAIC# 24767
through St. Paul Reinsurance Management Corporation
New York, New York

Sumitomo Marine & Fire Insurance Company Ltd. (U.S.)                   2.00%
New York, New York
FEIN# 13-2758523
NAIC# 20362
through Sumitomo Marine Re Management, Inc.
New York, New York

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-97-01332


Direct Placement through Towers Perrin Reinsurance                      Share
--------------------------------------------------                      -----

Sydney Reinsurance Corporation                                         10.00%
Philadelphia, Pennsylvania
FEIN# 23-1641984
NAIC# 10219

USF Re Insurance Company                                                8.50%
Boston, Massachusetts
FEIN# 04-1590940
NAIC# 11835

Vesta Fire Insurance Corporation                                       10.00%
Birmingham, Alabama
FEIN# 63-0598629
NAIC# 11762


Total Placement                                                       100.00%

                      REINSURANCE COVER NOTE NO. C-97-01332

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

           FIRST PROPERTY PER RISK EXCESS OF LOSS REINSURANCE CONTRACT

                            EFFECTIVE JANUARY 1, 1997



The Reassured hereby confirms its approval of the terms and conditions of the reinsurance set forth in this Reinsurance Cover Note and the Reinsurers participating hereon. A copy of Towers Perrin Reinsurance's Market Security Policy and Procedures has been attached to this Cover Note and the Reassured has been advised as to the status of all Reinsurers participating herein as regards this market security criteria.


                    By:           /s/ Robert P. Barbarowicz
                           -------------------------------------

                    Title:         Executive Vice President
                           --------------------------------------

                    Date:          February 15, 1997
                           ---------------------------------------

                                    EXHIBIT A


DEFINITION OF LOSS OCCURRENCE (PROPERTY)

1. As respects Property coverages under Coverage A of the Business Covered provision, the term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States of America or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Reassured occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

      a. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Reassured occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

      b. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Reassured, occurring during any period of 120 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 120 consecutive hours may be extended in respect of individual losses which occur beyond such 120 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

      c. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Reassured's "Loss Occurrence."

      d. As regards "Freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Reassured's "Loss Occurrence."

2. Except for those "Loss Occurrences" referred to in Paragraphs a. and b. the Reassured may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

3. However, as respects those "Loss Occurrences" referred to in Paragraphs a. and b., if the disaster, accident or loss occasioned by the event is of greater duration than 120 consecutive hours then the Reassured may divide the disaster, accident or loss into two or more "Loss Occurrences" provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss.

4. No individual losses occasioned by an event that would be covered by 72 or 120 hours clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.

DEFINITION OF OCCURRENCE (CASUALTY)

5. As respects Section II Liability coverage under Coverage B of the Business Covered provision, the term "occurrence", except as otherwise provided herein, shall mean any one accident, disaster, casualty, or happening, or series of accidents, disasters, casualties, or happenings arising out of or caused by one event, regardless of the number of interests insured or the number of policies responding. Furthermore, all losses having a common origin or traceable to the same act, omission, mistake, or happening shall be considered an accident, disaster, casualty, or happening. The term "loss occurrence" shall otherwise follow the definitions of the Reassured's original policies.

                                                              Number: C-97-01371
                                                          Renewal of: C-96-01371


REASSURED:        NATIONAL INSURANCE GROUP COMPANIES
                  GREAT PACIFIC INSURANCE COMPANY
                  South San Francisco, California

CONTRACT:         FIRST PROPERTY CATASTROPHE EXCESS OF LOSS
                  REINSURANCE CONTRACT
                  Effective January 1, 1997

BUSINESS
COVERED: Business classified as Dwelling Fire, Fire, Extended Perils, Special Form on Interim Coverage policies, Forced Order policies, Real-Estate Owned (REO) policies, Personal Article Floaters, Personal Lines; Watercraft and Private Passenger Planes, Force Placed Property and/or Blanket Mortgage Security Insurance produced by Fastrac Systems, Inc. of Bellevue, Washington, and produced by M.A. Speizer & Co., Inc. or any other of the National Insurance Group Companies of South San Francisco, California on behalf of the Reassured.

TERM AND
CANCELLATION:     The term of this Contract shall be from January 1, 1997 to
                  January 1, 1998, both days at 12:01 a.m., Local Standard Time
                  (Local Standard Time being that time which applies in the area where the risk is located) for losses occurring on new, renewal and in force policies.

                  Should this Contract terminate while a loss occurrence is in progress, the Reinsurers shall nevertheless be liable, to the extent of their interest and subject to the other conditions of this Contract, for all losses resulting from such loss occurrence, whether such losses occur before or after such termination.

TERRITORY:        This reinsurance shall cover wherever the Reassured's policies apply.

RETENTION
AND LIMIT:        The Reinsurers shall be liable in each and every loss
                  occurrence irrespective of the number and kinds of risks and perils involved, for 95% of $2,500,000 Net Loss each loss occurrence excess of $2,500,000 Net Loss each loss occurrence, not to exceed 95% of $5,000,000 Net Loss for all loss occurrences during the term of this Contract.

                  All recoveries received from the Florida Hurricane Fund will be retained net by the Reassured, down to a net occurrence loss to the Reassured of $250,000 after which any additional recoveries will inure to the Catastrophe Excess Program by reducing the gross loss subject to the Catastrophe program.

                  Recoveries from all underlying reinsurance greater than $2,500,000 shall inure to the sole benefit of the Reinsurers hereunder; subject to a minimum net retention by the Reassured any one loss of no less than $250,000.

                                                              Number: C-97-01371
                                                          Renewal of: C-96-01371



                  The reassured agrees to carry at its own risk and not reinsured in any way the remaining 5% of each excess net loss for which claim is made hereunder.

REINSTATEMENT:    One full reinstatement at pro rata additional premium with respect to amount and a minimum of 100% with respect to time.
                  (Refer to Exhibit A for further details).

WARRANTY:         It is hereby warranted that any recovery under this Contract shall involve two or more risks in each loss occurrence.

REINSURANCE
RATE:             1.03% of Gross Earned Premium Income.

MINIMUM
AND DEPOSIT
PREMIUM: Deposit Premium of $215,000 payable in advance in equal quarterly installments. Annual minimum premium of $172,000. Subject to annual adjustment.

EXCLUSIONS:       A.  Business classified as Ocean Marine except for personal lines watercraft physical damage not to exceed $100,000 any one risk;

                  B. Personal Accident, Health, Surety and Fidelity, Workers' Compensation, and all classes of Casualty;

                  C.  Financial and Insolvency guarantees;

                  D. Aviation business except for physical damage on private planes not to exceed $100,000 any one risk;

                  E.  Automobile;

                  F. Inland Marine policies covering railroad rolling stock, streamlined trains, negative films, registered mail, jewelers block, animal mortality, offshore drilling rigs;

                  G. Excess of Loss Reinsurance and reinsurance accepted under obligatory reinsurance treaties except for business produced by Fastrac Systems, Inc. of Bellevue, Washington, and by M.A. Speizer & Co., Inc. or any other of the National Insurance Group companies of South San Francisco, California;

                  H.  Hail damage to growing/standing crops;

                  I.  Flood insurance when written as such;

                  J. Pools, Associations or Syndicates as per Exclusion Clause attached;

                  K.  Insolvency Funds as per Exclusion Clause attached;

                                                              Number: C-97-01371
                                                          Renewal of: C-96-01371



                  L. Loss or damage occasioned by invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law or confiscation by order of any government or public authority, as excluded under a standard policy containing a Standard War Exclusion Clause;

                  M. Nuclear Incident as per Nuclear Incident Exclusion Clause Physical Damage - Reinsurance - (USA & Canada) attached;

                  N.  Seepage and Pollution as per ISO wording, or so deemed;

                  O.  Transmission and Distribution Lines.

GENERAL
CONDITIONS:       Definition of Loss Occurrence Clause to include definition of hours clause as attached, and as follows (no reinstatement for wind):
                  -   72 hours clause tornado, cyclone, hurricane, windstorm and hail
                  -   120 hours clause riots and civil commotion/vandalism and
                      malicious mischief within the area of one municipality or county and the municipalities or counties contiguous thereto
                  -   168 hours Freeze
                  -   168 hours Earthquake and Ensuing Loss
                  -   168 hours All Other Perils
                  Extra Contractual Obligations (100%)
                  Excess of Policy Limits (100%) (ECO/XPL subject to a maximum of 25% of original catastrophe loss)
                  Definition of Net Loss Clause (which shall include defense costs but not limited to expenses incurred in determination of coverage)

                  Net Retained Lines Clause
                  Notice of Loss and Loss Settlement Clause
                  Currency Clause
                  Tax Provisions Clause
                  Access to Records Clause
                  Errors and Omissions Clause
                  Insolvency Clause
                  Arbitration Clause
                  Service of Suit Clause
                  Towers Perrin Reinsurance Reserves Clause which complies with requirements of New York, California, and other states
                  Towers Perrin Reinsurance Intermediary Clause

WORDING:          As per the expiring Contract.

                                                              Number: C-97-01371
                                                          Renewal of: C-96-01371


REINSURERS:       100% placement through Towers Perrin Reinsurance.

                  See attached Schedule for listing of Reinsurers and their
                      respective participations.

                  Note:

                  1. The financial statements of participating Reinsurers will be furnished upon request.

                  2. Towers Perrin Reinsurance has no ownership interest in or control of:

                      -   any Reinsurer subscribing to this reinsurance.

                      - any underwriting agent or correspondent intermediary involved in this reinsurance.

                  3. Towers Perrin Reinsurance has on file written evidence from any Reinsurer whose participation in this reinsurance was authorized by a representative other than an employee. This written evidence states the representative's authority to bind the participation of such Reinsurer.

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-97-01371

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT


Direct Placement through Towers Perrin Reinsurance                     Share

Constitution Reinsurance Corporation                                   8.50%
New York, New York
FEIN# 13-5009848
NAIC# 21032

Folksamerica Reinsurance Company                                       8.00%
New York, New York
FEIN# 13-2997499
NAIC# 38776

The Hanover Insurance Company                                          5.00%
Bedford, New Hampshire
FEIN# 13-5129825
NAIC# 22292
through Allmerica Re,
a division of The Hanover Insurance Company
Florham Park, New Jersey

Hartford Fire Insurance Company                                       10.00%
Hartford, Connecticut
FEIN# 06-0383750
NAIC# 19682
through Hartford Re Management Company
Hartford, Connecticut

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-97-01371


Direct Placement through Towers Perrin Reinsurance                      Share

Nationwide Mutual Insurance Company                                     7.50%
Columbus, Ohio
FEIN# 31-4177100
NAIC# 23787

Republic Western Insurance Company                                      5.00%
Phoenix, Arizona
FEIN# 86-0274508
NAIC# 31089

St. Paul Fire and Marine Insurance Company                              8.00%
St. Paul, Minnesota
FEIN# 41-0406690
NAIC# 24767
through St. Paul Reinsurance Management Corporation
New York, New York

Sydney Reinsurance Corporation                                         10.00%
Philadelphia, Pennsylvania
FEIN# 23-1641984
NAIC# 10219

USF Re Insurance Company                                                5.00%
Boston, Massachusetts
FEIN# 04-1590940
NAIC# 11835

Vesta Fire Insurance Corporation                                       25.00%
Birmingham, Alabama
FEIN# 63-0598629
NAIC# 11762

Winterthur Reinsurance Corporation of America                           8.00%
New York, New York
FEIN# 13-3531373
NAIC# 10006


Total Placement                                                       100.00%

                      REINSURANCE COVER NOTE NO. C-97-01371

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                            EFFECTIVE JANUARY 1, 1997



The Reassured hereby confirms its approval of the terms and conditions of the reinsurance set forth in this Reinsurance Cover Note and the Reinsurers participating hereon. A copy of Towers Perrin Reinsurance's Market Security Policy and Procedures has been attached to this Cover Note and the Reassured has been advised as to the status of all Reinsurers participating herein as regards this market security criteria.


                    By:           /s/ Robert P. Barbarowicz


                    Title:         Executive Vice President


                    Date:         February 15, 1997

                                    EXHIBIT A


                          DEFINITION OF LOSS OCCURRENCE

1. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States of America or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Reassured occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

      a. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Reassured occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

      b. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Reassured, occurring during any period of 120 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 120 consecutive hours may be extended in respect of individual losses which occur beyond such 120 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

      c. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Reassured's "Loss Occurrence."

      d. As regards "Freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Reassured's "Loss Occurrence."

2. Except for those "Loss Occurrences" referred to in Paragraphs a. and b. the Reassured may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

3. However, as respects those "Loss Occurrences" referred to in Paragraphs a. and b., if the disaster, accident or loss occasioned by the event is of greater duration than 120 consecutive hours then the Reassured may divide the disaster, accident or loss into two or more "Loss Occurrences" provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss.

4. No individual losses occasioned by an event that would be covered by 72 or 120 hours clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.

                                                              Number: C-97-01402
                                                          Renewal of: C-96-01402


REASSURED:        NATIONAL INSURANCE GROUP COMPANIES
                  GREAT PACIFIC INSURANCE COMPANY
                  South San Francisco, California

CONTRACT:         SECOND PROPERTY CATASTROPHE EXCESS OF LOSS
                  REINSURANCE CONTRACT
                  Effective January 1, 1997

BUSINESS
COVERED: Business classified as Dwelling Fire, Fire, Extended Perils, Special Form on Interim Coverage policies, Forced Order policies, Real-Estate Owned (REO) policies, Personal Article Floaters, Personal Lines; Watercraft and Private Passenger Planes, Force Placed Property and/or Blanket Mortgage Security Insurance produced by Fastrac Systems, Inc. of Bellevue, Washington, and produced by M.A. Speizer & Co., Inc. or any other of the National Insurance Group Companies of South San Francisco, California on behalf of the Reassured.

TERM AND
CANCELLATION:     The term of this Contract shall be from January 1, 1997 to
                  January 1, 1998, both days at 12:01 a.m., Local Standard Time
                  (Local Standard Time being that time which applies in the area where the risk is located) for losses occurring on new, renewal and in force policies.

                  Should this Contract terminate while a loss occurrence is in progress, the Reinsurers shall nevertheless be liable, to the extent of their interest and subject to the other conditions of this Contract, for all losses resulting from such loss occurrence, whether such losses occur before or after such termination.

TERRITORY:        This reinsurance shall cover wherever the Reassured's policies apply.

RETENTION
AND LIMIT:        The Reinsurers shall be liable in each and every loss
                  occurrence irrespective of the number and kinds of risks and perils involved, for 95% of $5,000,000 Net Loss each loss occurrence excess of $5,000,000 Net Loss each loss occurrence, not to exceed 95% of $10,000,000 Net Loss for all loss occurrences during the term of this Contract.

                  All recoveries received from the Florida Hurricane Fund will be retained net by the Reassured, down to a net occurrence loss to the Reassured of $250,000 after which any additional recoveries will inure to the Catastrophe Excess Program by reducing the gross loss subject to the Catastrophe program.

                  Recoveries from all underlying reinsurance greater than $2,500,000 shall inure to the sole benefit of the Reinsurers hereunder; subject to a minimum net retention by the Reassured any one loss of no less than $250,000.

                                                              Number: C-97-01402
                                                          Renewal of: C-96-01402



                  The reassured agrees to carry at its own risk and not reinsured in any way the remaining 5% of each excess net loss for which claim is made hereunder.

REINSTATEMENT:    One full reinstatement at pro rata additional premium with respect to amount and a minimum of 100% with respect to time.
                  (Refer to Exhibit A for further details).

WARRANTY:         It is hereby warranted that any recovery under this Contract shall involve two or more risks in each loss occurrence.

REINSURANCE
RATE:             1.43% of Gross Earned Premium Income.

MINIMUM
AND DEPOSIT
PREMIUM: Deposit Premium of $300,000 payable in advance in equal quarterly installments. Annual minimum premium of $240,000. Subject to annual adjustment.

EXCLUSIONS:       A.  Business classified as Ocean Marine except for personal lines watercraft physical damage not to exceed $100,000 any one risk;

                  B. Personal Accident, Health, Surety and Fidelity, Workers' Compensation, and all classes of Casualty;

                  C.  Financial and Insolvency guarantees;

                  D. Aviation business except for physical damage on private planes not to exceed $100,000 any one risk;

                  E.  Automobile business;

                  F. Inland Marine policies covering railroad rolling stock, streamlined trains, negative films, registered mail, jewelers block, animal mortality, offshore drilling rigs;

                  G. Excess of Loss Reinsurance and reinsurance accepted under obligatory reinsurance treaties except for business produced by Fastrac Systems, Inc. of Bellevue, Washington, and by M.A. Speizer & Co., Inc. or any other of the National Insurance Group companies of South San Francisco, California;

                  H.  Hail damage to growing/standing crops;

                  I.  Flood insurance when written as such;

                  J. Pools, Associations or Syndicates as per Exclusion Clause attached;

                                                              Number: C-97-01402
                                                          Renewal of: C-96-01402



                  K.  Insolvency Funds as per Exclusion Clause attached;

                  L. Loss or damage occasioned by invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law or confiscation by order of any government or public authority, as excluded under a standard policy containing a Standard War Exclusion Clause;

                  M. Nuclear Incident as per Nuclear Incident Exclusion Clause Physical Damage - Reinsurance - (USA & Canada) attached;

                  N.  Seepage and Pollution as per ISO wording, or so deemed;

                  O.  Transmission and Distribution Lines.

GENERAL
CONDITIONS:       Definition of Loss Occurrence Clause to include definition of hours clause as attached, and as follows (no reinstatement for wind):
                  -   72 hours clause tornado, cyclone, hurricane, windstorm and hail
                  -   120 hours clause riots and civil commotion/vandalism and
                      malicious mischief within the area of one municipality or county and the municipalities or counties contiguous thereto
                  -   168 hours Freeze
                  -   168 hours Earthquake and Ensuing Loss
                  -   168 hours All Other Perils
                  Extra Contractual Obligations (100%)
                  Excess of Policy Limits (100%) (ECO/XPL subject to a maximum of 25% of original catastrophe loss)
                  Definition of Net Loss Clause (which shall include defense costs but not limited to expenses incurred in determination of coverage)
                  Net Retained Lines Clause
                  Notice of Loss and Loss Settlement Clause
                  Currency Clause
                  Tax Provisions Clause
                  Access to Records Clause
                  Errors and Omissions Clause
                  Insolvency Clause
                  Arbitration Clause
                  Service of Suit Clause
                  Towers Perrin Reinsurance Reserves Clause which complies with requirements of New York, California, and other states
                  Towers Perrin Reinsurance Intermediary Clause

WORDING:          As per the expiring Contract.

                                                              Number: C-97-01402
                                                          Renewal of: C-96-01402



REINSURERS:       100% placement through Towers Perrin Reinsurance.

                  See attached Schedule for listing of Reinsurers and their respective participations.

                  Note:

                  1. The financial statements of participating Reinsurers will be furnished upon request.

                  2. Towers Perrin Reinsurance has no ownership interest in or control of:

                      -   any Reinsurer subscribing to this reinsurance.

                      - any underwriting agent or correspondent intermediary involved in this reinsurance.

                  3. Towers Perrin Reinsurance has on file written evidence from any Reinsurer whose participation in this reinsurance was authorized by a representative other than an employee. This written evidence states the representative's authority to bind the participation of such Reinsurer.

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-97-01402

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         SECOND PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT


Direct Placement through Towers Perrin Reinsurance                     Share

Constitution Reinsurance Corporation                                   5.00%
New York, New York
FEIN# 13-5009848
NAIC# 21032

Continental Casualty Company                                          14.50%
Chicago, Illinois
FEIN# 36-2114545
NAIC# 20443

Employers Mutual Casualty Company                                      2.25%
Des Moines, Iowa
FEIN# 42-0234980
NAIC# 21415

First Excess & Reinsurance Corporation                                 7.50%
Jefferson City, Missouri
FEIN# 43-1037123
NAIC# 32018

Folksamerica Reinsurance Company                                       8.00%
New York, New York
FEIN# 13-2997499
NAIC# 38776

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-97-01402


Direct Placement through Towers Perrin Reinsurance                    Share

The Hanover Insurance Company                                         5.00%
Bedford, New Hampshire
FEIN# 13-5129825
NAIC# 22292
through Allmerica Re,
a division of The Hanover Insurance Company
Florham Park, New Jersey

Insurance Company of the West                                         8.00%
San Diego, California
FEIN# 95-2769232
NAIC# 27847

Nationwide Mutual Insurance Company                                   7.50%
Columbus, Ohio
FEIN# 31-4177100
NAIC# 23787

Reliance Insurance Company                                            2.10%
Philadelphia, Pennsylvania
FEIN# 23-0580680
NAIC# 24457
through Reliance Reinsurance Corporation
Philadelphia, Pennsylvania

St. Paul Fire and Marine Insurance Company                            8.00%
St. Paul, Minnesota
FEIN# 41-0406690
NAIC# 24767
through St. Paul Reinsurance Management Corporation
New York, New York

United Fire & Casualty Company                                        0.50%
Cedar Rapids, Iowa
FEIN# 42-0644327
NAIC# 13021

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-97-01402


Direct Placement through Towers Perrin Reinsurance                      Share

USF Re Insurance Company                                                3.15%
Boston, Massachusetts
FEIN# 04-1590940
NAIC# 11835

Vesta Fire Insurance Corporation                                       25.00%
Birmingham, Alabama
FEIN# 63-0598629
NAIC# 11762

Winterthur Reinsurance Corporation of America                           3.50%
New York, New York
FEIN# 13-3531373
NAIC# 10006


Total Placement                                                       100.00%

                      REINSURANCE COVER NOTE NO. C-97-01402

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         SECOND PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                            EFFECTIVE JANUARY 1, 1997



The Reassured hereby confirms its approval of the terms and conditions of the reinsurance set forth in this Reinsurance Cover Note and the Reinsurers participating hereon. A copy of Towers Perrin Reinsurance's Market Security Policy and Procedures has been attached to this Cover Note and the Reassured has been advised as to the status of all Reinsurers participating herein as regards this market security criteria.


                    By:           /s/ Robert P. Barbarowicz


                    Title:         Executive Vice President


                    Date:         February 15, 1997

                                    EXHIBIT A


                          DEFINITION OF LOSS OCCURRENCE

1. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States of America or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Reassured occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

      a. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Reassured occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

      b. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Reassured, occurring during any period of 120 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 120 consecutive hours may be extended in respect of individual losses which occur beyond such 120 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

      c. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Reassured's "Loss Occurrence."

      d. As regards "Freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Reassured's "Loss Occurrence."

2. Except for those "Loss Occurrences" referred to in Paragraphs a. and b. the Reassured may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

3. However, as respects those "Loss Occurrences" referred to in Paragraphs a. and b., if the disaster, accident or loss occasioned by the event is of greater duration than 120 consecutive hours then the Reassured may divide the disaster, accident or loss into two or more "Loss Occurrences" provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss.

4. No individual losses occasioned by an event that would be covered by 72 or 120 hours clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.

                                                              Number: C-97-01493
                                                          Renewal of: C-96-01493


REASSURED:        NATIONAL INSURANCE GROUP COMPANIES
                  GREAT PACIFIC INSURANCE COMPANY
                  South San Francisco, California

CONTRACT:         THIRD PROPERTY CATASTROPHE EXCESS OF LOSS
                  REINSURANCE CONTRACT
                  Effective January 1, 1997

BUSINESS
COVERED: Business classified as Dwelling Fire, Fire, Extended Perils, Special Form on Interim Coverage policies, Forced Order policies, Real-Estate Owned (REO) policies, Personal Article Floaters, Personal Lines; Watercraft and Private Passenger Planes, Force Placed Property and/or Blanket Mortgage Security Insurance produced by Fastrac Systems, Inc. of Bellevue, Washington, and produced by M.A. Speizer & Co., Inc. or any other of the National Insurance Group Companies of South San Francisco, California on behalf of the Reassured.

TERM AND
CANCELLATION:     The term of this Contract shall be from January 1, 1997 to
                  January 1, 1998, both days at 12:01 a.m., Local Standard Time
                  (Local Standard Time being that time which applies in the area where the risk is located) for losses occurring on new, renewal and in force policies.

                  Should this Contract terminate while a loss occurrence is in progress, the Reinsurers shall nevertheless be liable, to the extent of their interest and subject to the other conditions of this Contract, for all losses resulting from such loss occurrence, whether such losses occur before or after such termination.

TERRITORY:        This reinsurance shall cover wherever the Reassured's policies apply.

RETENTION
AND LIMIT:        The Reinsurers shall be liable in each and every loss
                  occurrence irrespective of the number and kinds of risks and perils involved, for 95% of $5,000,000 Net Loss each loss occurrence excess of $10,000,000 Net Loss each loss occurrence, not to exceed 95% of $10,000,000 Net Loss for all loss occurrences during the term of this Contract.

                  All recoveries received from the Florida Hurricane Fund will be retained net by the Reassured, down to a net occurrence loss to the Reassured of $250,000 after which any additional recoveries will inure to the Catastrophe Excess Program by reducing the gross loss subject to the Catastrophe program.

                  Recoveries from all underlying reinsurance greater than $2,500,000 shall inure to the sole benefit of the Reinsurers hereunder; subject to a minimum net retention by the Reassured any one loss of no less than $250,000.

                                                              Number: C-97-01493
                                                          Renewal of: C-96-01493



                  The reassured agrees to carry at its own risk and not reinsured in any way the remaining 5% of each excess net loss for which claim is made hereunder.

REINSTATEMENT:    One full reinstatement at pro rata additional premium with respect to amount and a minimum of 100% with respect to time.
                  (Refer to Exhibit A for further details).

WARRANTY:         It is hereby warranted that any recovery under this Contract shall involve two or more risks in each loss occurrence.

REINSURANCE
RATE:             .72% of Gross Earned Premium Income.

MINIMUM
AND DEPOSIT
PREMIUM: Deposit Premium of $150,000 payable in advance in equal quarterly installments. Annual minimum premium of $120,000. Subject to annual adjustment.

EXCLUSIONS:       A.  Business classified as Ocean Marine except for personal lines watercraft physical damage not to exceed $100,000 any one risk;

                  B. Personal Accident, Health, Surety and Fidelity, Workers' Compensation, and all classes of Casualty;

                  C.  Financial and Insolvency guarantees;

                  D. Aviation business except for physical damage on private planes not to exceed $100,000 any one risk;

                  E.  Automobile business;

                  F. Inland Marine policies covering railroad rolling stock, streamlined trains, negative films, registered mail, jewelers block, animal mortality, offshore drilling rigs;

                  G. Excess of Loss Reinsurance and reinsurance accepted under obligatory reinsurance treaties except for business produced by Fastrac Systems, Inc. of Bellevue, Washington, and by M.A. Speizer & Co., Inc. or any other of the National Insurance Group companies of South San Francisco, California;

                  H.  Hail damage to growing/standing crops;

                  I.  Flood insurance when written as such;

                  J. Pools, Associations or Syndicates as per Exclusion Clause attached;

                  K.  Insolvency Funds as per Exclusion Clause attached;

                                                              Number: C-97-01493
                                                          Renewal of: C-96-01493



                  L. Loss or damage occasioned by invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law or confiscation by order of any government or public authority, as excluded under a standard policy containing a Standard War Exclusion Clause;

                  M. Nuclear Incident as per Nuclear Incident Exclusion Clause Physical Damage - Reinsurance - (USA & Canada) attached;

                  N.  Seepage and Pollution as per ISO wording, or so deemed;

                  O.  Transmission and Distribution Lines.

GENERAL
CONDITIONS:       Definition of Loss Occurrence Clause to include definition of hours clause as attached, and as follows (no reinstatement for wind):
                  -   72 hours clause tornado, cyclone, hurricane, windstorm and hail
                  -   120 hours clause riots and civil commotion/vandalism and
                      malicious mischief within the area of one municipality or county and the municipalities or counties contiguous thereto
                  -   168 hours Freeze
                  -   168 hours Earthquake and Ensuing Loss
                  -   168 hours All Other Perils
                  Extra Contractual Obligations (100%)
                  Excess of Policy Limits (100%)
                      (ECO/XPL subject to a maximum
                      of 25% of original catastrophe loss)
                  Definition of Net Loss Clause (which shall include defense costs but not limited to expenses incurred in determination of coverage)
                  Net Retained Lines Clause
                  Notice of Loss and Loss Settlement Clause
                  Currency Clause
                  Tax Provisions Clause
                  Access to Records Clause
                  Errors and Omissions Clause
                  Insolvency Clause
                  Arbitration Clause
                  Service of Suit Clause
                  Towers Perrin Reinsurance Reserves Clause which complies with requirements of New York, California, and other states
                  Towers Perrin Reinsurance Intermediary Clause

WORDING:          As per the expiring Contract.

                                                              Number: C-97-01493
                                                          Renewal of: C-96-01493



REINSURERS:       100% placement through Towers Perrin Reinsurance.

                  See attached Schedule for listing of Reinsurers and their respective participations.

                  Note:

                  1. The financial statements of participating Reinsurers will be furnished upon request.

                  2. Towers Perrin Reinsurance has no ownership interest in or control of:

                      -   any Reinsurer subscribing to this reinsurance.

                      - any underwriting agent or correspondent intermediary involved in this reinsurance.

                  3. Towers Perrin Reinsurance has on file written evidence from any Reinsurer whose participation in this reinsurance was authorized by a representative other than an employee. This written evidence states the representative's authority to bind the participation of such Reinsurer.

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-97-01493

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         THIRD PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT


Direct Placement through Towers Perrin Reinsurance                    Share

Constitution Reinsurance Corporation                                  5.00%
New York, New York
FEIN# 13-5009848
NAIC# 21032

Employers Mutual Casualty Company                                     2.25%
Des Moines, Iowa
FEIN# 42-0234980
NAIC# 21415

First Excess & Reinsurance Corporation                                5.50%
Jefferson City, Missouri
FEIN# 43-1037123
NAIC# 32018

Hartford Fire Insurance Company                                       7.00%
Hartford, Connecticut
FEIN# 06-0383750
NAIC# 19682
through Hartford Re Company
Hartford, Connecticut

The Hanover Insurance Company                                         7.50%
Bedford, New Hampshire
FEIN# 13-5129825
NAIC# 22292
through Allmerica Re,
a division of The Hanover Insurance Company
Florham Park, New Jersey

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-97-01493


Direct Placement through Towers Perrin Reinsurance                     Share

Insurance Company of the West                                          8.00%
San Diego, California
FEIN# 95-2769232
NAIC# 27847

Nationwide Mutual Insurance Company                                    7.50%
Columbus, Ohio
FEIN# 31-4177100
NAIC# 23787

PMA Reinsurance Corporation                                            7.00%
Philadelphia, Pennsylvania
FEIN# 23-2153760
NAIC# 39675

Republic Western Insurance Company                                     5.00%
Phoenix, Arizona
FEIN# 86-0274508
NAIC# 31089

St. Paul Fire and Marine Insurance Company                             8.00%
St. Paul, Minnesota
FEIN# 41-0406690
NAIC# 24767
through St. Paul Reinsurance Management Corporation
New York, New York

The Sumitomo Marine & Fire Insurance Company Ltd.                      3.25%
New York, New York
FEIN# 13-2758523
NAIC# 20362
through Sumitomo Marine Re Management, Inc.
New York, New York

Sydney Reinsurance Corporation                                        15.00%
Philadelphia, Pennsylvania
FEIN# 23-1641984
NAIC# 10219

                                    SCHEDULE

                REINSURERS ATTACHING TO COVER NOTE NO. C-97-01493


Direct Placement through Towers Perrin Reinsurance                      Share

United Fire & Casualty Company                                          3.00%
Cedar Rapids, Iowa
FEIN# 42-0644327
NAIC# 13021

Vesta Fire Insurance Corporation                                       16.00%
Birmingham, Alabama
FEIN# 63-0598629
NAIC# 11762


Total Placement                                                       100.00%

                      REINSURANCE COVER NOTE NO. C-97-01493

                                       FOR

                       NATIONAL INSURANCE GROUP COMPANIES

                         GREAT PACIFIC INSURANCE COMPANY

                         SOUTH SAN FRANCISCO, CALIFORNIA

         THIRD PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

                            EFFECTIVE JANUARY 1, 1997



The Reassured hereby confirms its approval of the terms and conditions of the reinsurance set forth in this Reinsurance Cover Note and the Reinsurers participating hereon. A copy of Towers Perrin Reinsurance's Market Security Policy and Procedures has been attached to this Cover Note and the Reassured has been advised as to the status of all Reinsurers participating herein as regards this market security criteria.


                    By:           /s/ Robert P. Barbarowicz


                    Title:         Executive Vice President


                    Date:         February 15, 1997

                                    EXHIBIT A

                          DEFINITION OF LOSS OCCURRENCE

1. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States of America or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Reassured occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

      a. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Reassured occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

      b. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Reassured, occurring during any period of 120 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 120 consecutive hours may be extended in respect of individual losses which occur beyond such 120 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

      c. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Reassured's "Loss Occurrence."

      d. As regards "Freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Reassured's "Loss Occurrence."

2. Except for those "Loss Occurrences" referred to in Paragraphs a. and b. the Reassured may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

3. However, as respects those "Loss Occurrences" referred to in Paragraphs a. and b., if the disaster, accident or loss occasioned by the event is of greater duration than 120 consecutive hours then the Reassured may divide the disaster, accident or loss into two or more "Loss Occurrences" provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss.

4. No individual losses occasioned by an event that would be covered by 72 or 120 hours clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.


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